UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

The Turkish Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	April 30, 2016

Item 1 - Report to Shareholders

The Turkish Investment Fund, Inc.

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent,

Chair of the Board

W. Allen Reed

Fergus Reid

Officers

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2016 Morgan Stanley.

CETKFSAN
1513982 EXP 6.30.17

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

The Turkish
Investment
Fund, Inc.
NYSE: TKF

Semi-Annual Report

April 30, 2016

The Turkish Investment Fund, Inc.

April 30, 2016

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio Management	17
Investment Policy	18
Dividend Reinvestment and Cash Purchase Plan	22
Privacy Notice	23

The Turkish Investment Fund, Inc.

April 30, 2016

Letter to Stockholders (unaudited)

Performance

For the six months ended April 30, 2016, The Turkish Investment Fund, Inc. (the "Fund") had total returns of 14.09%, based on net asset value, and 13.90% based on market value per share (including reinvestment of distributions), compared to its benchmark, the U.S. dollar adjusted MSCI Turkey Index (the "Index")*, which returned 12.71%. On April 30, 2016, the closing price of the Fund's shares on the New York Stock Exchange was $9.61, representing a 13.3% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the six-month period, the Index returned +12.71%. Turkish equities fell during the first three months of the period and then rallied strongly, driven by dovish monetary policy in the U.S., which benefited risky assets including emerging market equities.

•  The strongest contributor to performance was the Fund's stock selection in the industrials sector, driven by the Fund's lack of exposure to airport operators and airlines.

•  The Fund's stock selection in the consumer staples sector was also additive to returns, as was its overweight allocation to the consumer discretionary sector.

•  Detracting from performance over the period was stock selection in the consumer discretionary sector due to a holding in a weak-performing office supply company.

•  The Fund's underweight positions in both the financials and materials sectors also hurt returns.

Management Strategies

•  Turkey benefited over the period from lower oil prices, which allowed the country's current account deficit to narrow. More dovish monetary policy in the U.S. also relieved some short-term pressure on Turkey's finances.

•  Over the longer term, Turkey's economy continues to suffer from low savings and investment rates and large external imbalances. Its current account, while lower than in the past, is still sizeable as the country accumulates foreign liabilities. Turkey remains dependent on foreign capital, given its chronic current account deficit and large holdings of external debt. As such, Turkey naturally remains vulnerable to any tightening global liquidity and/or change in investor sentiment.

•  Politics remain at the forefront in Turkey as both domestic and regional tensions continue to rise. Increasing political risk will continue to weigh on the equity market, particularly given concerns surrounding President Recep Tayyip Erdogan's continuing consolidation of power, which could serve to weaken the country's institutions and investment climate, further delaying the necessary structural reforms to the economy. At the same time, the overall geopolitical situation has deteriorated, driven by an escalation in tensions over Syria.

The Turkish Investment Fund, Inc.

April 30, 2016

Letter to Stockholders (unaudited) (cont'd)

•  Despite the negative macroeconomic backdrop, we do find attractive stock-specific opportunities in the market. The Fund owns companies exposed to steadily growing domestic demand, with pricing power as well as an export component that we believe could help generate U.S. dollar earnings.

•  We remain underweight the financials sector in the portfolio. In particular, we think the profitability of the banking sector will stay under pressure; in addition, banks' reliance on external funding remains a risk. The Fund is underweight banks, focusing on names with stronger balance sheets and niche players.

Sincerely,

John H. Gernon  May 2016

*The MSCI Turkey Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of Turkey. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. It is not possible to invest directly in an index.

The Turkish Investment Fund, Inc.

April 30, 2016

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (96.3%)
Airlines (1.2%)
Pegasus Hava Tasimaciligi AS (a)	107,539	$627
Auto Components (2.2%)
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	381,549	1,135
Automobiles (4.4%)
Ford Otomotiv Sanayi AS	170,711	2,294
Banks (28.3%)
Akbank TAS	2,263,203	6,957
Turkiye Garanti Bankasi AS	1,203,860	3,709
Turkiye Sinai Kalkinma Bankasi AS	6,327,179	3,958
		14,624
Beverages (3.6%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	237,573	1,868
Building Products (2.1%)
Trakya Cam Sanayii AS	1,429,326	1,093
Commercial Services & Supplies (3.8%)
Adel Kalemcilik Ticaret ve Sanayi AS	266,145	1,943
Construction Materials (1.4%)
Akcansa Cimento AS	136,286	704
Diversified Financial Services (2.7%)
Haci Omer Sabanci Holding AS	390,191	1,409
Food Products (10.0%)
Tat Gida Sanayi AS	1,182,255	2,511
Ulker Biskuvi Sanayi AS	331,970	2,644
		5,155
Household Durables (6.9%)
Arcelik AS	531,408	3,569
Industrial Conglomerates (4.2%)
Turkiye Sise ve Cam Fabrikalari AS	1,570,408	2,195
Insurance (4.8%)
Anadolu Hayat Emeklilik AS	468,296	959
AvivaSA Emeklilik ve Hayat AS	218,943	1,543
		2,502
Machinery (4.0%)
Turk Traktor ve Ziraat Makineleri AS	68,889	2,041
Oil, Gas & Consumable Fuels (7.9%)
Tupras Turkiye Petrol Rafinerileri AS	153,794	4,055
	Shares	Value (000)
Textiles, Apparel & Luxury Goods (0.7%)
Yunsa Yunlu Sanayi VE Ticare AS	323,133	$344
Wireless Telecommunication Services (8.1%)
Turkcell Iletisim Hizmetleri AS	964,598	4,173
TOTAL COMMON STOCKS (Cost $46,168)		49,731
SHORT-TERM INVESTMENT (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note F) (Cost $1,908)	1,908,137	1,908
TOTAL INVESTMENTS (100.0%) (Cost $48,076) (b)(c)		51,639
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%) (d)		14
Net Assets (100.0%)		$51,653

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $49,731,000 and 96.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At April 30, 2016, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $7,200,000 and the aggregate gross unrealized depreciation is approximately $3,637,000 resulting in net unrealized appreciation of approximately $3,563,000.

(d)  Amount is less than 0.05%.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.8%
Banks	28.3
Food Products	10.0
Wireless Telecommunication Services	8.1
Oil, Gas & Consumable Fuels	7.9
Household Durables	6.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2016

Financial Statements

Statement of Assets and Liabilities	April 30, 2016 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $46,168)	$49,731
Investment in Security of Affiliated Issuer, at Value (Cost $1,908)	1,908
Total Investments in Securities, at Value (Cost $48,076)	51,639
Foreign Currency, at Value (Cost $49)	49
Dividends Receivable	45
Tax Reclaim Receivable	6
Receivable from Affiliate	1
Other Assets	42
Total Assets	51,782
Liabilities:
Payable for Advisory Fees	37
Payable for Professional Fees	37
Payable for Custodian Fees	20
Repurchase of Shares	15
Payable for Administration Fees	3
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	15
Total Liabilities	129
Net Assets
Applicable to 4,657,868 Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$51,653
Net Asset Value Per Share	$11.09
Net Assets Consist of:
Common Stock	$47
Paid-in-Capital	50,698
Accumulated Undistributed Net Investment Income	700
Accumulated Net Realized Loss	(3,355)
Unrealized Appreciation (Depreciation) on:
Investments	3,563
Foreign Currency Translations	(—	@)
Net Assets	$51,653

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2016

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2016 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $184 of Foreign Taxes Withheld)	$1,043
Dividends from Security of Affiliated Issuer (Note F)	4
Total Investment Income	1,047
Expenses:
Advisory Fees (Note B)	214
Professional Fees	48
Custodian Fees (Note D)	33
Administration Fees (Note C)	18
Stockholder Reporting Expenses	10
Stockholder Servicing Agent Fees	4
Directors' Fees and Expenses	1
Other Expenses	20
Total Expenses	348
Waiver of Administration Fees (Note C)	(1)
Rebate from Morgan Stanley Affiliate (Note F)	(1)
Net Expenses	346
Net Investment Income	701
Realized Loss:
Investments Sold	(254)
Foreign Currency Transactions	(10)
Net Realized Loss	(264)
Change in Unrealized Appreciation (Depreciation):
Investments	5,616
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	5,617
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	5,353
Net Increase in Net Assets Resulting from Operations	$6,054

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2016

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2016 (unaudited) (000)	Year Ended October 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$701	$736
Net Realized Loss	(264)	(2,927)
Net Change in Unrealized Appreciation (Depreciation)	5,617	(11,245)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,054	(13,436)
Distributions from and/or in Excess of:
Net Investment Income	(707)	(84)
Net Realized Gain	—	(1,290)
Total Distributions	(707)	(1,374)
Capital Share Transactions:
Repurchase of Shares (89,630 and 354,521 shares)	(769)	(3,580)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(769)	(3,580)
Total Increase (Decrease)	4,578	(18,390)
Net Assets:
Beginning of Period	47,075	65,465
End of Period (Including Accumulated Undistributed Net Investment Income of $700 and $706)	$51,653	$47,075

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2016

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30, 2016		Year Ended October 31,
	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.92		$12.83	$18.12	$18.00	$14.45	$20.09
Net Investment Income†	0.15		0.15	0.02	0.20	0.21	0.30
Net Realized and Unrealized Gain (Loss)	1.14		(2.88)	(2.01)	(0.05)	3.57	(5.74)
Total from Investment Operations	1.29		(2.73)	(1.99)	0.15	3.78	(5.44)
Distributions from and/or in excess of:
Net Investment Income	(0.15)		(0.02)	(0.23)	(0.23)	(0.30)	(0.20)
Net Realized Gain	—		(0.26)	(3.12)	—	—	—
Total Distributions	(0.15)		(0.28)	(3.35)	(0.23)	(0.30)	(0.20)
Anti-Dilutive Effect of Share Repurchase Program	0.03		0.10	0.02	0.20	0.03	—
Anti-Dilutive Effect of Tender Offer	—		—	0.03	—	0.04	—
Net Asset Value, End of Period	$11.09		$9.92	$12.83	$18.12	$18.00	$14.45
Per Share Market Value, End of Period	$9.61		$8.61	$11.26	$16.40	$15.81	$12.80
TOTAL INVESTMENT RETURN:
Market Value	13.90	%#	(21.73)%	(10.14)%	5.07%	26.78%	(29.94)%
Net Asset Value(1)	14.09	%#	(20.86)%	(7.33)%	1.96%	27.86%	(27.25)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$51,653		$47,075	$65,465	$104,235	$112,735	$108,281
Ratio of Expenses to Average Net Assets(2)	1.52	%+*	1.44%+	1.31%+	1.22%+	1.18%+	1.05%+
Ratio of Net Investment Income to Average Net Assets(2)	3.09	%+*	1.33%+	0.14%+	1.04%+	1.39%+	1.74%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.01%	0.00%§	0.00%§	0.01%
Portfolio Turnover Rate	15	%#	25%	8%	52%	29%	29%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator
Ratio of Expenses to Average Net Assets	1.53	%*	1.45%	1.34%	1.26%	1.22%	1.09%
Ratio of Net Investment Income to Average Net Assets	3.08	%*	1.32%	0.11%	1.00%	1.35%	1.70%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited)

The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations. To the extent that the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser") believes have economic characteristics similar to equity securities of Turkish corporations, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with United States ("U.S.") generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Turkish Investment Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts,

The Turkish Investment Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of April 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$—	$627	$—	$627
Auto Components	—	1,135	—	1,135
Automobiles	—	2,294	—	2,294
Banks	—	14,624	—	14,624
Beverages	—	1,868	—	1,868
Building Products	—	1,093	—	1,093
Commercial Services & Supplies	—	1,943	—	1,943
Construction Materials	—	704	—	704
Diversified Financial Services	—	1,409	—	1,409
Food Products	—	5,155	—	5,155
Household Durables	—	3,569	—	3,569
Industrial Conglomerates	—	2,195	—	2,195
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Insurance	$—	$2,502	$—	$2,502
Machinery	—	2,041	—	2,041
Oil, Gas & Consumable Fuels	—	4,055	—	4,055
Textiles, Apparel & Luxury Goods	—	344	—	344
Wireless Telecommunication Services	—	4,173	—	4,173
Total Common Stocks	—	49,731	—	49,731
Short-Term Investment
Investment Company	1,908	—	—	1,908
Total Assets	$1,908	$49,731	$—	$51,639

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2016, securities with a total value of approximately $48,189,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at October 31, 2015 were valued using other significant observable inputs at April 30, 2016. At April 30, 2016, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S.

The Turkish Investment Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

dollars. Amounts denominated in Turkish lira are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses)

on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of equity securities denominated in Turkish lira. Changes in currency exchange rates will affect the value of and investment income from such securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Stockholders: Dividend income and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services

The Turkish Investment Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at the annual rate based on the average daily net assets as follows:

First $50 million	Next $50 million	Over $100 million
0.95%	0.75%	0.55%

For the six months ended April 30, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.95% of the Fund's average daily net assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended April 30, 2016, approximately $1,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$84	$1,290	$1,183	$16,177

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

The Turkish Investment Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at October 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(29)	$29	$—

At October 31, 2015, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$707	$—

At October 31, 2015, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $462,000 and $2,436,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

The Fund maintains its non-resident investment fund (NRIF) status in Turkey for its equity and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status continue to apply to these holdings even though a new tax law is in effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005 are subject to a withholding tax of 15% and up to 15%, respectively. The Fund currently is not subject to capital gains tax derived from securities trading in the Turkish market.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2016, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $6,635,000 and $8,962,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2016.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2016 is as follows:

Value October 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value April 30, 2016 (000)
$411	$6,811	$5,314	$4	$1,908

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions

The Turkish Investment Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

G.  Other: On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended April 30, 2016, the Fund repurchased 89,630 of its shares at an average discount of 13.63% from NAV. Since the inception of the program, the Fund has repurchased 2,583,292 of its shares at an average discount of 14.42% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

At April 30, 2016, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 16.2%.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the

Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

The Turkish Investment Fund, Inc.

April 30, 2016

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric Carlson and Paul C. Psaila, each a Managing Director of the Adviser.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in January 2006. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1997.

The Turkish Investment Fund, Inc.

April 30, 2016

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or

The Turkish Investment Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

The Turkish Investment Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

Investment Limitation

Pursuant to the Fund's investment restriction regarding concentration of investments in any one industry, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund's benchmark Index. At times the Fund may be under or over the described percentages above due to market appreciation or depreciation. During the period, Commercial Banks represented over 25 percent of the Index. The commercial banking business can be affected by general business, economic and market conditions, including, but not limited, to short-term and long-term interest rates, inflation, deflation, money supply, fluctuations in both debt and equity capital markets and the strength of the U.S. and foreign economies. Commercial banks may be subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge and the amount of capital that they must maintain. Changes to regulations, including changes in interpretation or implementation of statutes, regulations or policies can have a substantial and unpredictable effect on commercial banks. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the commercial banking industry. For example, an economic downturn that suddenly decreased property values, caused an increase in unemployment, or other events that negatively impact household and/or corporate customers could decrease ability to pay interest or principal on loans or cause a decrease in the demand for commercial banking products and services. Commercial banks also have been and may in the future be affected by increased competition, which could adversely affect the asset growth, profitability and/or viability of commercial banks.

Investment Policies/Temporary Investments

It is the policy of the Fund to invest, under normal circumstances, at least 80% of its net assets in equity securities of Turkish corporations. This policy may be changed without Stockholder approval; however, you would be notified in writing at least 60 days prior to the implementation of any changes. The balance of the Fund's investments will be short-term in nature pending investment or reinvestment in Turkish equity securities and for working capital purposes relating to expenses and distribution requirements, will be U.S. Dollar- and Lira-denominated debt securities consisting of investment-grade debt securities of U.S. issuers, obligations issued or guaranteed by the U.S. government, finance company or corporate commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-2 or better by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc., and certificates of deposit and bankers' acceptances of commercial banks regulated by U.S. federal or state authorities and Turkish government bonds, notes and treasury bills and certificates of deposit in Turkish banks. The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, to the extent deemed prudent by the Adviser in light of the volatility, limited liquidity and other factors applicable to the Turkish securities markets, the Fund may reduce it's holdings of equity securities in Turkish companies to an unlimited extent and increase its holdings in such U.S. Dollar and Lira-denominated debt securities.

The Turkish Investment Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

The Turkish Investment Fund, Inc.

April 30, 2016

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608

The Turkish Investment Fund, Inc.

April 30, 2016

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

The Turkish Investment Fund, Inc.

April 30, 2016

Privacy Notice (unaudited) (cont'd)

domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

The Turkish Investment Fund, Inc.

April 30, 2016

Privacy Notice (unaudited) (cont'd)

5. How Can You Limit the Use of Certain Types Of Personal Information By Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at:  (800) 231-2608

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties.

The Turkish Investment Fund, Inc.

April 30, 2016

Privacy Notice (unaudited) (cont'd)

If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2015	18,992		N/A	N/A
December 2015	—		N/A	N/A
January 2016	3,833		N/A	N/A
February 2016	26,166		N/A	N/A
March 2016	25,093		N/A	N/A
April 2016	15,546		N/A	N/A
Total	89,630	$8.56	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 22, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 22, 2016